N / E / W / S R / E / L / E / A / S / E

April 24, 2014

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FIRST QUARTER 2014 EARNINGS PER SHARE AND DIVIDEND INCREASE

First Merchants Corporation (NASDAQ - FRME) has reported first quarter 2014 net income of $13.6 million, compared to $11 million during the same period in 2013. Earnings per share for the period totaled $.38 per share equaling the first quarter of 2013.

Total assets equaled $5.5 billion as of quarter-end and loans were $3.6 billion. The Corporation’s loan portfolio increased, by $737 million, over the past twelve months. Of the increase, $140 million was the result of organic growth and $597 million resulted from the acquisition of CFS Bancorp in November of 2013. The Corporation’s loan-to-deposit ratio is 84 percent and the loan-to-asset ratio is 66 percent.

Michael C. Rechin, President and Chief Executive Officer, stated, “First quarter 2014 results were in line with our expectations and include the successful integration of more than 30,000 new customers onto our core platforms as of February 24th. Rechin also added, “Management was pleased by our results in the month of March, as cost savings identified from our acquisition were fully recognized. The board’s decision to increase the common dividend is reflective of our team's confidence in the company’s earnings prospects.”

Net-interest income totaled $45.9 million for the quarter, and net-interest margin remained strong during the quarter totaling 3.97 percent, as yields on earning assets totaled 4.40 percent and the cost of supporting liabilities totaled .43 percent.

Non-interest income totaled $15.2 million for the quarter, an increase from the first quarter of 2013 total of $13.9 million. Gains on sale of mortgage loans declined during the quarter by $1.7 million reflecting higher rates and the challenges of selling a home in sub-zero temperatures. Non-interest expense totaled $43.1 million for the quarter, an increase of $8.4 million over the prior year. Of the increase in non-interest expense, $1.4 million was non-recurring related to the acquisition, $682,000 from our initial seeding of employee HSA accounts and $669,000 resulting from unusually high levels of snow removal.

The Corporation did not expense any provision during the quarter due to net recoveries of $1.7 million. The allowance for loan losses totaled $69.6 million, or 1.92 percent of total loans and 125 percent of non-accrual loans. Non-performing assets declined by $4.6 million from year-end and now total $77.1 million.

As of March 31, 2014, the Corporation’s total risk-based capital equaled 15.04 percent, Tier 1 common risk-based capital equaled 10.86 percent, and tangible common equity ratio totaled 8.65 percent. The Corporation also increased its dividend through an 8-K filling on April 18, 2014. The quarterly dividend now totals $.08 per share, an increase of sixty percent, due to strong earnings and capital levels.

Mark K. Hardwick, Executive Vice President and Chief Financial Officer stated, “The optimization of our capital levels in the fourth quarter of last year combined with the strength of earnings allowed for the desired flexibility in our dividend level.” Hardwick also added, “Utilizing cash as a component of future acquisitions is also an option that we intend to consider.”

CONFERENCE CALL

First Merchants Corporation will conduct a first quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, April 24, 2014.

To participate, dial (Toll Free) 888-317-6016 and reference First Merchants Corporation's first quarter earnings release. International callers please call +1 412-317-6016. A replay of the call will be available until July 24, 2014. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10044122.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme140424.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A. First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,
	2014	2013
ASSETS
Cash and cash equivalents	$112,920	$51,592
Interest-bearing time deposits	37,078	60,407
Investment securities	1,149,977	869,563
Mortgage loans held for sale	6,586	26,555
Loans	3,616,627	2,879,542
Less: Allowance for loan losses	(69,583)	(68,537)
Net loans	3,547,044	2,811,005
Premises and equipment	74,847	53,762
Federal Reserve and Federal Home Loan Bank stock	38,990	32,777
Interest receivable	18,001	15,346
Core deposit intangibles and goodwill	202,175	149,142
Cash surrender value of life insurance	165,320	126,098
Other real estate owned	21,077	13,130
Tax asset, deferred and receivable	50,684	27,597
Other assets	28,237	15,856
TOTAL ASSETS	$5,452,936	$4,252,830
LIABILITIES
Deposits:
Noninterest-bearing	$936,741	$763,965
Interest-bearing	3,346,438	2,546,843
Total Deposits	4,283,179	3,310,808
Borrowings:
Federal funds purchased	48,357
Securities sold under repurchase agreements	137,381	161,813
Federal Home Loan Bank advances	170,887	93,169
Subordinated debentures and term loans	127,172	111,778
Total Borrowings	483,797	366,760
Interest payable	3,192	1,348
Other liabilities	30,657	35,356
Total Liabilities	4,800,825	3,714,272
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding - 0 and 68,087 shares		68,087
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 36,014,083 and 28,780,609 shares	4,502	3,598
Additional paid-in capital	393,765	256,966
Retained earnings	254,735	216,530
Accumulated other comprehensive loss	(1,016)	(6,748)
Total Stockholders' Equity	652,111	538,558
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,452,936	$4,252,830

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2014	2013
INTEREST INCOME
Loans receivable:
Taxable	$42,025	$37,159
Tax-exempt	61	117
Investment securities:
Taxable	4,810	3,618
Tax-exempt	3,438	2,454
Deposits with financial institutions	23	19
Federal Reserve and Federal Home Loan Bank stock	652	371
Total Interest Income	51,009	43,738
INTEREST EXPENSE
Deposits	2,549	2,891
Federal funds purchased	49	11
Securities sold under repurchase agreements	196	194
Federal Home Loan Bank advances	682	459
Subordinated debentures and term loans	1,641	725
Total Interest Expense	5,117	4,280
NET INTEREST INCOME	45,892	39,458
Provision for loan losses		2,102
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	45,892	37,356
OTHER INCOME
Service charges on deposit accounts	3,551	2,729
Fiduciary activities	2,212	2,107
Other customer fees	3,733	2,780
Commission income	2,268	2,172
Earnings on cash surrender value of life insurance	748	700
Net gains and fees on sales of loans	723	2,378
Net realized gains on sales of available for sale securities	581	248
Other income	1,370	763
Total Other Income	15,186	13,877
OTHER EXPENSES
Salaries and employee benefits	25,301	20,791
Net occupancy	3,938	2,602
Equipment	2,739	1,774
Marketing	769	467
Outside data processing fees	1,831	1,480
Printing and office supplies	458	331
Core deposit amortization	592	387
FDIC assessments	1,060	744
Other real estate owned and credit-related expenses	1,757	1,866
Professional and other outside services	1,379	1,659
Other expenses	3,265	2,599
Total Other Expenses	43,089	34,700
INCOME BEFORE INCOME TAX	17,989	16,533
Income tax expense	4,369	4,668
NET INCOME	13,620	11,865
Preferred stock dividends		(857)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$13,620	$11,008
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.38	$0.38
Diluted Net Income Available to Common Stockholders	$0.38	$0.38
Cash Dividends Paid	$0.05	$0.03
Average Diluted Shares Outstanding (in thousands)	36,261	28,971

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2014	2013
NET CHARGE OFF'S	$(1,713)	$2,931

AVERAGE BALANCES:
Total Assets	$5,399,688	$4,248,955
Total Loans	3,616,084	2,910,116
Total Earning Assets	4,805,665	3,843,741
Total Deposits	4,215,681	3,316,711
Total Stockholders' Equity	644,899	533,797

FINANCIAL RATIOS:
Return on Average Assets	1.01%	1.04%
Return on Average Stockholders' Equity	8.45	8.25
Return on Average Common Stockholders' Equity	8.45	9.47
Average Earning Assets to Average Assets	89.00	90.46
Allowance for Loan Losses as % of Total Loans	1.92	2.36
Net Charge Off's as % of Average Loans (Annualized)	(0.19)	0.40
Average Stockholders' Equity to Average Assets	11.94	12.56
Tax Equivalent Yield on Earning Assets	4.40	4.70
Cost of Supporting Liabilities	0.43	0.45
Net Interest Margin (FTE) on Earning Assets	3.97	4.25
Tangible Book Value Per Share	$12.63	$11.24

NON-PERFORMING ASSETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Non-Accrual Loans	$55,686	$56,402	$34,992	$38,971	$46,761
Renegotiated Loans	378	3,048	3,269	4,407	5,445
Non-Performing Loans (NPL)	56,064	59,450	38,261	43,378	52,206
Other Real Estate Owned	21,077	22,246	12,052	11,765	13,130
Non-Performing Assets (NPA)	77,141	81,696	50,313	55,143	65,336
90+ Days Delinquent	1,709	1,350	837	1,072	959
NPAS & 90 Day Delinquent	$78,850	$83,046	$51,150	$56,215	$66,295

Loan Loss Reserve	$69,583	$67,870	$66,224	$68,202	$68,537
Quarterly Net Charge-offs	(1,713)	(630)	3,511	2,332	2,931
NPAs / Actual Assets %	1.41%	1.50%	1.16%	1.27%	1.54%
NPAs & 90 Day / Actual Assets %	1.45%	1.53%	1.18%	1.30%	1.56%
NPAs / Actual Loans and OREO %	2.12%	2.23%	1.71%	1.87%	2.24%
Loan Loss Reserves / Actual Loans (%)	1.92%	1.87%	2.26%	2.32%	2.36%
Net Charge Off's as % of Average Loans (Annualized)	(0.19)%	(0.08)%	0.48%	0.32%	0.40%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
ASSETS
Cash and cash equivalents	$112,920	$109,434	$92,341	$69,404	$51,592
Interest-bearing time deposits	37,078	55,069	18,875	59,898	60,407
Investment securities	1,149,977	1,095,579	914,135	908,992	869,563
Mortgage loans held for sale	6,586	5,331	5,312	14,531	26,555
Loans	3,616,627	3,632,409	2,925,457	2,920,080	2,879,542
Less: Allowance for loan losses	(69,583)	(67,870)	(66,224)	(68,202)	(68,537)
Net loans	3,547,044	3,564,539	2,859,233	2,851,878	2,811,005
Premises and equipment	74,847	74,454	54,386	54,165	53,762
Federal Reserve and Federal Home Loan Bank stock	38,990	38,990	32,790	32,790	32,777
Interest receivable	18,001	18,672	16,171	15,186	15,346
Core deposit intangibles and goodwill	202,175	202,766	148,376	148,759	149,142
Cash surrender value of life insurance	165,320	164,571	127,322	126,710	126,098
Other real estate owned	21,077	22,246	12,052	11,765	13,130
Tax asset, deferred and receivable	50,684	56,614	31,385	30,959	27,597
Other assets	28,237	28,997	13,533	13,227	15,856
TOTAL ASSETS	$5,452,936	$5,437,262	$4,325,911	$4,338,264	$4,252,830
LIABILITIES
Deposits:
Noninterest-bearing	936,741	930,772	790,174	741,095	763,965
Interest-bearing	3,346,438	3,300,696	2,465,672	2,591,698	2,546,843
Total Deposits	4,283,179	4,231,468	3,255,846	3,332,793	3,310,808
Borrowings:
Federal funds purchased	48,357	125,645	115,938	57,085
Securities sold under repurchase agreements	137,381	148,672	123,935	161,779	161,813
Federal Home Loan Bank advances	170,887	122,140	172,292	92,743	93,169
Subordinated debentures and term loans	127,172	126,807	111,849	111,778	111,778
Total Borrowings	483,797	523,264	524,014	423,385	366,760
Interest payable	3,192	1,771	1,155	1,150	1,348
Other liabilities	30,657	45,836	31,427	41,643	35,356
Total Liabilities	4,800,825	4,802,339	3,812,442	3,798,971	3,714,272
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding			34,043	68,087	68,087
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	4,502	4,490	3,603	3,600	3,598
Additional paid-in capital	393,765	393,783	258,350	257,626	256,966
Retained earnings	254,735	242,935	233,546	225,034	216,530
Accumulated other comprehensive loss	(1,016)	(6,410)	(16,198)	(15,179)	(6,748)
Total Stockholders' Equity	652,111	634,923	513,469	539,293	538,558
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,452,936	$5,437,262	$4,325,911	$4,338,264	$4,252,830

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
INTEREST INCOME
Loans receivable:
Taxable	$42,025	$38,027	$33,548	$34,018	$37,159
Tax-exempt	61	78	85	113	117
Investment securities:
Taxable	4,810	4,143	3,876	3,577	3,618
Tax-exempt	3,438	3,020	2,840	2,515	2,454
Deposits with financial institutions	23	59	18	62	19
Federal Reserve and Federal Home Loan Bank stock	652	380	369	368	371
Total Interest Income	51,009	45,707	40,736	40,653	43,738
INTEREST EXPENSE
Deposits	2,549	2,350	2,213	2,599	2,891
Federal funds purchased	49	18	72	1	11
Securities sold under repurchase agreements	196	193	192	208	194
Federal Home Loan Bank advances	682	669	506	462	459
Subordinated debentures and term loans	1,641	1,342	731	733	725
Total Interest Expense	5,117	4,572	3,714	4,003	4,280
NET INTEREST INCOME	45,892	41,135	37,022	36,650	39,458
Provision for loan losses		1,016	1,533	1,997	2,102
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	45,892	40,119	35,489	34,653	37,356
OTHER INCOME
Service charges on deposit accounts	3,551	3,639	3,120	2,912	2,729
Fiduciary activities	2,212	2,237	1,986	2,264	2,107
Other customer fees	3,733	3,371	2,899	2,816	2,780
Commission income	2,268	1,585	1,636	1,748	2,172
Earnings on cash surrender value of life insurance	748	692	611	610	700
Net gains and fees on sales of loans	723	1,003	1,673	2,457	2,378
Net realized gains on sales of available for sale securities	581			239	248
Other income	1,370	2,546	(125)	1,013	763
Total Other Income	15,186	15,073	11,800	14,059	13,877
OTHER EXPENSES
Salaries and employee benefits	25,301	23,470	20,616	20,536	20,791
Net occupancy	3,938	2,992	2,430	2,267	2,602
Equipment	2,739	2,369	1,852	1,742	1,774
Marketing	769	675	559	535	467
Outside data processing fees	1,831	1,205	1,515	1,391	1,480
Printing and office supplies	458	378	320	311	331
Core deposit amortization	592	496	383	383	387
FDIC assessments	1,060	767	677	674	744
Other real estate owned and credit-related expenses	1,757	1,668	1,648	1,479	1,866
Professional and other outside services	1,379	3,361	1,444	1,833	1,659
Other expenses	3,265	3,177	2,775	2,591	2,599
Total Other Expenses	43,089	40,558	34,219	33,742	34,700
INCOME BEFORE INCOME TAX	17,989	14,634	13,070	14,970	16,533
Income tax expense	4,369	3,187	2,667	4,155	4,668
NET INCOME	13,620	11,447	10,403	10,815	11,865
Preferred stock dividends		(241)	(430)	(852)	(857)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$13,620	$11,206	$9,973	$9,963	$11,008

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.38	$0.34	$0.35	$0.35	$0.38
Diluted Net Income Available to Common Stockholders	$0.38	$0.34	$0.35	$0.34	$0.38
Cash Dividends Paid	$0.05	$0.05	$0.05	$0.05	$0.03
Average Diluted Shares Outstanding (in thousands)	36,261	32,913	29,081	29,024	28,971
FINANCIAL RATIOS:
Return on Average Assets	1.01%	0.91%	0.93%	0.92%	1.04%
Return on Average Stockholders' Equity	8.45	7.78	7.85	7.34	8.25
Return on Average Common Stockholders' Equity	8.45	8.05	8.42	8.40	9.47
Average Earning Assets to Average Assets	89.00	89.08	90.71	90.59	90.46
Allowance for Loan Losses as % of Total Loans	1.92	1.87	2.26	2.32	2.36
Net Charge Off's as % of Average Loans (Annualized)	(0.19)	(0.08)	0.48	0.32	0.40
Average Stockholders' Equity to Average Assets	11.94	11.64	11.85	12.54	12.56
Tax Equivalent Yield on Earning Assets	4.40	4.30	4.35	4.29	4.70
Cost of Supporting Liabilities	0.43	0.41	0.38	0.41	0.45
Net Interest Margin (FTE) on Earning Assets	3.97	3.89	3.97	3.88	4.25
Tangible Book Value Per Share	$12.63	$12.17	$11.56	$11.27	$11.24

LOANS
(Dollars In Thousands)	March 31	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Commercial and industrial loans	$787,390	$761,705	$652,356	$657,764	$637,952
Agricultural production financing and other loans to farmers	99,226	114,348	98,489	105,175	104,284
Real estate loans:
Construction	155,117	177,082	149,875	101,909	75,877
Commercial and farmland	1,606,735	1,611,809	1,264,180	1,272,761	1,280,611
Residential	626,202	616,385	452,277	460,108	467,629
Home Equity	256,790	255,223	206,816	203,788	201,767
Individuals' loans for household and other personal expenditures	61,742	69,783	70,380	79,258	73,314
Lease financing receivables, net of unearned income	1,378	1,545	1,815	1,828	2,013
Other loans	22,047	24,529	29,269	37,489	36,095
Loans	3,616,627	3,632,409	2,925,457	2,920,080	2,879,542
Allowance for loan losses	(69,583)	(67,870)	(66,224)	(68,202)	(68,537)
NET LOANS	$3,547,044	$3,564,539	$2,859,233	$2,851,878	$2,811,005

DEPOSITS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Demand deposits	$1,966,895	$2,018,650	$1,610,662	$1,648,712	$1,590,709
Savings deposits	1,282,702	1,257,994	937,521	916,481	891,061
Certificates and other time deposits of $100,000 or more	265,683	272,660	190,866	205,467	224,505
Other certificates and time deposits	568,160	595,110	422,151	448,885	481,446
Brokered deposits	199,739	87,054	94,646	113,248	123,087
TOTAL DEPOSITS	$4,283,179	$4,231,468	$3,255,846	$3,332,793	$3,310,808

CONSOLIDATED BALANCE SHEETS (AVERAGE)
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
ASSETS
Cash and cash equivalents	$95,255	$91,121	$69,974	$69,045	$62,221
Interest-bearing time deposits	44,313	116,839	24,497	109,522	48,807
Investment securities	1,109,914	963,478	908,419	880,241	865,255
Mortgage loans held for sale	4,936	5,069	11,063	17,489	31,271
Loans	3,611,148	3,287,924	2,907,144	2,892,199	2,878,845
Less: Allowance for loan losses	(68,806)	(66,949)	(69,117)	(69,296)	(69,890)
Net loans	3,542,342	3,220,975	2,838,027	2,822,903	2,808,955
Premises and equipment	74,631	66,383	54,757	53,896	53,763
Federal Reserve and Federal Home Loan Bank stock	38,990	36,095	32,790	32,789	32,782
Interest receivable	17,118	17,359	14,026	13,864	13,885
Core deposit intangibles and goodwill	202,528	177,518	148,571	148,954	149,340
Cash surrender value of life insurance	164,842	152,972	126,922	126,315	125,646
Other real estate owned	21,867	16,557	11,669	12,202	14,073
Tax asset, deferred and receivable	54,753	49,525	32,484	27,676	28,605
Other assets	28,199	36,383	13,783	14,683	14,352
TOTAL ASSETS	$5,399,688	$4,950,274	$4,286,982	$4,329,579	$4,248,955
LIABILITIES
Deposits:
Noninterest-bearing	915,635	883,044	775,545	753,695	776,527
Interest-bearing	3,300,046	2,977,408	2,519,824	2,632,227	2,540,184
Total Deposits	4,215,681	3,860,452	3,295,369	3,385,922	3,316,711
Borrowings:
Federal funds purchased	49,140	21,367	68,236	2,267	14,757
Securities sold under repurchase agreements	147,492	135,697	126,938	158,377	139,780
Federal Home Loan Bank advances	170,125	149,278	139,941	93,014	93,916
Subordinated debentures and term loans	126,820	121,795	111,779	111,778	112,149
Total Borrowings	493,577	428,137	446,894	365,436	360,602
Interest payable	3,047	1,811	1,592	1,808	2,074
Other liabilities	42,484	83,717	35,093	33,492	35,771
Total Liabilities	4,754,789	4,374,117	3,778,948	3,786,658	3,715,158
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding		19,242	34,413	68,087	68,591
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	4,495	4,075	3,601	3,598	3,587
Additional paid-in capital	393,590	323,196	257,847	257,147	256,682
Retained earnings	249,978	245,083	230,077	221,606	210,550
Accumulated other comprehensive loss	(3,289)	(15,564)	(18,029)	(7,642)	(5,738)
Total Stockholders' Equity	644,899	576,157	508,034	542,921	533,797
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,399,688	$4,950,274	$4,286,982	$4,329,579	$4,248,955